Supplement, dated May 1, 2025

to Initial Summary Prospectus, Updating Summary Prospectus and Prospectus,

dated May 1, 2025

Mutual of America Separate Account No. 2

Section 457 Contracts

The following supplemental information should be read in conjunction with the Initial Summary Prospectus, Updating Summary Prospectus and Prospectus dated May 1, 2025, as amended, for the Section 457 Contracts (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Notice of Fund Substitution

Pursuant to the terms of your Contract and consistent with the procedures established by the Securities and Exchange Commission’s statement on insurance product fund substitutions, the Company and the Separate Account intend to substitute certain Underlying Funds for the Contracts (the “Substitution”). The Victory RS Small Cap Growth Equity VIP Series (“Existing Fund”) in which Subaccounts of the Separate Account currently invest on behalf of the Contracts will be replaced with the American Century Small Cap Growth Fund (“Replacement Fund”).

The Existing Fund will continue to be included as an Investment Alternative for the Contracts until approximately June 6, 2025 (the “Substitution Date”). The Replacement Fund will be made available for investment as an Investment Alternative for the Contracts on the Substitution Date.

On the Substitution Date, pursuant to applicable regulatory guidance and approvals, any Account Value under the Contracts (“Contract value”) allocated to a Subaccount investing in the Existing Fund will be automatically transferred to the Subaccount investing in the Replacement Fund.

The Substitution will be effected at the relative net asset value of the Existing Fund’s and the Replacement Fund’s shares. Your Contract value immediately prior to the Substitution will equal your Contract value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Contract will not increase as a result of the Substitution. Your rights and the Company’s obligations under your Contract will not be altered in any way.

If any of your Contract value is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Contract value from the Subaccount investing in the Existing Fund to the Subaccount investing in the Replacement Fund. Due to potential differences in Accumulation Unit Values for the Subaccounts, the number of units you receive in the Subaccount investing in the Replacement Fund may be different from the number of units you held in the Subaccount investing in the Existing Fund.

Please note the following information regarding your transfer rights:

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At any time until the Substitution Date, you may transfer your Contract value allocated to a Subaccount that invests in an Existing Fund to any other Subaccount available under your Contract free of charge.

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At any time following the Substitution Date, you may transfer your Contract value allocated to a Subaccount that invests in a Replacement Fund to any other Subaccount available under your Contract free of charge.

•	Except with respect to frequent transfer restrictions as described in your Prospectus, there are no limitations on the number of transfers permitted under your Contract.

You may request a transfer by calling our toll-free number, 800.468.3785, visiting our website at mutualofamerica.com or writing to our Financial Transaction Processing Center at Mutual of America Life Insurance Company, Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

A summary prospectus for the Replacement Fund accompanies this Supplement. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Replacement Fund are described in the summary prospectus. Read the prospectus carefully before making any investment decision with respect to your Contract values that are allocated to the Existing Fund.

If you have allocation instructions on file for future Contributions that include a Subaccount for the Existing Fund, you may provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Substitution Date, your allocation instructions on file will automatically be updated to replace the Subaccount that invests in the Existing Fund with the Subaccount that invests in the Replacement Fund at the close of business on the Substitution Date.

To obtain a free copy of the Prospectus for your Contract, a summary or statutory prospectus for the Existing Fund, or a statutory prospectus for the Replacement Fund, or if you have any questions regarding the Substitution, your Contract, or your transfer rights regarding the Substitution, please call our toll-free number, 800.468.3785 or visit our website at mutualofamerica.com.

Addition of the Replacement Fund as an Investment Alternative for the Contracts

On the Substitution Date, the Existing Fund will be removed as an Investment Alternative for the Contracts and all references to the Existing Fund, including in Appendix A, will be removed from the prospectus. The Replacement Fund will be added as an Investment Alternative for the Contracts.

This Supplement Should Be Retained With Your Prospectus For Future Reference.